SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                  June 3, 2003


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


         Delaware                0-25400               75-2421746
     ---------------          --------------       -----------------
     (State or other           (Commission         (I.R.S. Employer
     jurisdiction of           File Number)        Identification No.)
     incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

On June 3, 2003, Daisytek International Corporation (the "Company") filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, under Case No. 03-35724-SAF-11. Joint administration of the Company's Chapter 11 case has been granted in connection with the petitions filed by Company subsidiaries Daisytek, Incorporated, Arlington Industries, Inc., Daisytek Latin America, Inc., Tapebargains.com, Virtual Demand, Inc., B.A. Pargh Company, The Tape Company and Digital Storage, Inc. under Chapter 11 on May 7, 2003. All of these Chapter 11 cases are being jointly administered under Case No. 03-342762-HDH-11. Daisytek International Corporation remains in possession of its assets and properties, and continues to operate its businesses and manage its properties as "debtor-in-possession" pursuant to the Bankruptcy Code.

On June 3, 2003, the Company issued a news release relating to the foregoing. A copy of the news release is filed herewith as Exhibit 99.1.


ITEM 5.  OTHER EVENTS

     The Company accepted the resignations of Daniel T. Owen and Peter P.J. Vikanis from the Company's board of directors, effective upon the Company's filing of the Chapter 11 petition on June 3, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired

    Not applicable

(b) Pro forma financial information

    Not applicable

(c) Exhibits

    99.1     Press Release dated June 3, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DAISYTEK INTERNATIONAL CORPORATION


                                  By:   /s/    ERIC T. LOGAN
                                     -----------------------------------
                                      Eric T. Logan
                                      Interim Chief Financial Officer

Dated:  June 5, 2003

                                Index to Exhibits


         Exhibit
         Number            Description
         -------           -----------

          99.1             Press Release dated June 3, 2003.